                       SECURITIES AND EXCHANGE COMMISSION



                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT


                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934



Date of Report:  December 19, 1994


                           Westamerica Bancorporation
- - --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



        California                      1-9383                    94-2156203
- - -----------------------------   -------------------------    -------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)



                1108 Fifth Avenue, San Rafael, California 94901
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     (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (415)257-8000
                                                     -------------


                                 Not Applicable
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         (Former name or former address, if changed since last report)
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     Item 5.  Other Events.

     This Current Report on Form 8-K contains selected information concerning CapitolBank Sacramento, a California state-chartered bank ("Capitol"). This information is supplied in connection with the proposed acquisition of Capitol (the "Merger") by registrant Westamerica Bancorporation ("Westamerica"). Westamerica will file a Registration Statement on Form S-4 (the "Registration Statement") under the Securities Act of 1933 relating to the shares of Westamerica common stock to be issued in connection with the Merger, and such Registration Statement will incorporate by reference the information contained herein.

       Capitol is subject to the informational requirements of the Securities Exchange Act of 1934 as administered by the Federal Deposit Insurance Corporation (the "FDIC") and, in accordance therewith, files reports, proxy statements and other information with the FDIC, to which reference is made for detailed financial and other information regarding Capitol. Such reports, proxy statements and other information can be inspected and copies obtained from the Registration and Disclosure Section of the FDIC, 1776 F Street N.W., Room 643, Washington, D.C. 20459, at prescribed rates. These documents may also be inspected at the Federal Reserve Bank of San Francisco, 101 Market Street, San Francisco, California 94105. Although Westamerica has no reason to believe the information concerning Capitol included herein is not reliable, it has not verified either its accuracy or its completeness. Westamerica does not warrant that there have not occurred events, not yet publicly disclosed by Capitol, which would affect either the accuracy or the completeness of the information concerning Capitol included herein. Westamerica has no affiliation with Capitol other than the proposed acquisition of Capitol by Westamerica pursuant to an Agreement and Plan of Reorganization, dated as of November 17, 1994. The FDIC does not approve or disapprove or pass upon the accuracy or the adequacy of reports, proxy statements or other information filed with it.


     Item 7.  Financial Statements and Exhibits.

     (c) Exhibits. Listed below are the exhibits filed as part of this Current Report on Form 8-K and in accordance with the provisions of Item 601 of Regulation S-K:

23.1   Consent of KPMG Peat Marwick LLP.

23.2   Consent of Arthur Andersen LLP.

99.1 Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on December 31, 1975.

99.2 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on January 12, 1977.

99.3 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on May 17, 1977.

99.4 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on May 19, 1978.

99.5 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on October 14, 1983.

99.6 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on February 10, 1989.

99.7 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on September 28, 1989.

99.8 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on March 12, 1992.

99.9   Bylaws of CapitolBank Sacramento as presently in effect.

99.10 Annual Report on Form F-2 of CapitolBank Sacramento for the fiscal year ended December 31, 1993.

99.11 Quarterly Report on Form F-4 of CapitolBank Sacramento for the quarter ended March 31, 1994.

99.12 Quarterly Report on Form F-4 of CapitolBank Sacramento for the quarter ended June 30, 1994.

99.13 Quarterly Report on Form F-4 of CapitolBank Sacramento for the quarter ended September 30, 1994.

99.14  Proxy Statement of CapitolBank Sacramento, dated May 25, 1994.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         Westamerica Bancorporation



Date: December 19, 1994                  /s/ Dennis R. Hansen
                                  ------------------------------------
                                             Dennis R. Hansen
                                          Senior Vice President
                                              and Controller
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Exhibit
Number                       Description of Exhibit
- - -------                      ----------------------

23.1   Consent of KPMG Peat Marwick LLP.

23.2   Consent of Arthur Andersen LLP.

99.1 Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on December 31, 1975.

99.2 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on January 12, 1977.

99.3 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on May 17, 1977.

99.4 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on May 19, 1978.

99.5 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on October 14, 1983.

99.6 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on February 10, 1989.

99.7 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on September 28, 1989.

99.8 Certificate of Amendment of Articles of Incorporation of CapitolBank Sacramento as filed with the Secretary of State of the State of California on March 12, 1992.

99.9   Bylaws of CapitolBank Sacramento as presently in effect.

99.10 Annual Report on Form F-2 of CapitolBank Sacramento for the fiscal year ended December 31, 1993.

99.11 Quarterly Report on Form F-4 of CapitolBank Sacramento for the quarter ended March 31, 1994.

99.12 Quarterly Report on Form F-4 of CapitolBank Sacramento for the quarter ended June 30, 1994.

99.13 Quarterly Report on Form F-4 of CapitolBank Sacramento for the quarter ended September 30, 1994.

 99.14  Proxy Statement of CapitolBank Sacramento, dated May 25, 1994.